                                                                    EXHIBIT 99.1



                       $461,438,000 Offered (approximate)


                                 [CONSECO LOGO]


                      Conseco Finance Securitizations Corp.

                                     Seller

                              Conseco Finance Corp.

                                    Servicer

                Certificates for Home Equity Loans Series 2002-C


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED July 3, 2002

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 2002-C
                           $461,438,000 (Approximate)

                               Subject to Revision


Seller                     Conseco Finance Securitizations Corp.

Servicer                   Conseco Finance Corp.

Backup Servicer            Wells Fargo Bank Minnesota, National Association

Trustee                    U.S. Bank National Association, St. Paul, MN

Underwriters               Lehman Brothers (lead), Credit Suisse First Boston
                           (co), Deutsche Bank Securities (co), Merrill Lynch &
                           Co. (co)

OFFERED CERTIFICATES(1):
====================================================================================================================
                  Approx.                        Rate         WAL to Call    Final Maturity to    Expected Ratings
      Class        Size              Type        Type         @ Pricing        Call @ Pricing      (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------

Group I
-------
AF-1            107,938,000        SEN/SEQ    Floating(4)        0.99            05/2004             AAA/Aaa
AF-2             15,125,000        SEN/SEQ     Fixed(5)          2.04            09/2004             AAA/Aaa
AF-3             52,937,000        SEN/SEQ     Fixed(5)          3.02            01/2007             AAA/Aaa
AF-4             41,250,000        SEN/SEQ     Fixed(5)          6.28            07/2009             AAA/Aaa
AF-IO(2)        123,750,000(3)      SEN/IO     Fixed(6)          1.40            10/2005             AAA/Aaa
MF-1             19,938,000          MEZ       Fixed(5)          5.17            07/2009              AA/Aa2
MF-2             17,187,000          MEZ       Fixed(5)          5.15            07/2009               A/A2
BF-1             13,063,000          SUB       Fixed(5)          5.14            07/2009             BBB/Baa2
Group II
--------
AV-1           $158,500,000        SEN/SEQ    Floating(7)        1.88            07/2009             AAA/Aaa
AV-IO(2)         89,600,000(3)      SEN/IO     Fixed(6)          1.43            10/2005             AAA/Aaa
MV-1             14,500,000          MEZ      Floating(7)        4.94            07/2009              AA/Aa2
MV-2             12,000,000          MEZ      Floating(7)        4.66            07/2009               A/A2
BV-1              9,000,000          SUB      Floating(7)        4.54            07/2009             BBB/Baa2
--------------------------------------------------------------------------------------------------------------------
Total Balance  $461,438,000
====================================================================================================================

(1)      All Offered Certificates are priced to a 10% Optional Purchase.
(2) The Class AF-IO and Class AV-IO Certificates are interest only certificates and are not entitled to receive principal payments.
(3)      Initial notional balance.
(4) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group I Net WAC Cap Rate (as defined herein).
(5)      Subject to the Adjusted Group I Net WAC Cap Rate (as defined herein).
(6) The Class AF-IO and Class AV-IO Certificates accrue interest at 7.50% per annum on their respective scheduled notional balances, as described herein, subject to the Group I and Group II Net WAC Cap Rate, respectively (as described herein).
(7) The least of (a) one-month LIBOR plus the related margin per annum, (b) 15.00% per annum and (c) the Adjusted Group II Net WAC Cap Rate (as defined herein).

Pricing Speed:
(1) Fixed Rate Mortgage Loans- 125% PPC (100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately 1.45% each month to 20% CPR in month 12, and remaining 20% CPR thereafter);
(2) Adjustable Rate Mortgage Loans- 30% CPR

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

CUT-OFF DATE:              May 31, 2002 for the Initial Loans and June 30, 2002
                           for the Additional Loans. For each Subsequent Loan, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:              Week of July 1, 2002

EXP. SETTLEMENT/
CLOSING DATE:              July 9, 2002

LEGAL FINAL:               August 15, 2033

PAYMENT DATE:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in August 2002.

RECORD DATE:               The business day just before the Payment Date.

DELAY DAYS:                The Certificates will have no payment delay.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           BF-2, Class BV-2, Class B-3I, Class P, and Class R
                           Certificates will also be issued. The Class BF-2 and BV-2 Certificates, which will have an initial balance of $7,562,000 and $6,000,000, respectively, will not be publicly offered under the Prospectus Supplement.
                           The Class B-3I, Class P and Class R Certificates will be retained by an affiliate of Conseco Finance Corp.
                           The Class BF-2, Class BV-2, Class B-3I, Class P, and
                           Class R Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class AF-1, AF-2, AF-3, AF-4, MF-1, MF-2, BF-1, AV-1, MV-1, MV-2, BV-1 Certificates are expected to be ERISA eligible.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

TAX STATUS:                Multiple REMIC elections will be made with respect to
                           the Trust for federal income tax purposes.

OPTIONAL PURCHASE:         10% cleanup call subject to certain requirements if
                           call is not exercised.

THE LOAN POOL:             On the Closing Date, the Trust expects to (i)
                           purchase home equity loans having an aggregate principal balance of approximately $269,131,656.95 as of the Cut-off Date, and (ii) additional home equity loans (the "Additional Loans").

                                                                     Initial Loans (as of   Expected Final Loans (as
                           Group               Asset Type              the Cut-off Date)     of the Cut-off Date)(1)
                           -----               ----------              -----------------     -----------------------
                             I    Fixed Rate Home Equity Loans         $179,325,102.36          $275,000,000.00
                             II   Adjustable Rate Home Equity Loans     $89,806,554.59          $200,000,000.00

                           (1) Includes an estimate of the principal balances
                               of the Additional Loans and Subsequent Loans.

GROUP I
CERTIFICATES:              Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                           AF-IO, Class MF-1, Class MF-2, Class BF-1, Class
                           BF-2.

GROUP II
CERTIFICATES:              Class AV-1, Class AV-IO, Class MV-1, Class MV-2,
                           Class BV-1, Class BV-2.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRE-FUNDING ACCOUNT:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in two segregated accounts (the "Group I Pre-Funding
                           Account" and the "Group II Pre-Funding Account") and used by the Trust to purchase additional home equity loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period") for inclusion in the loan pool.
                           The Subsequent Loans will not exceed 25% of the total loan pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Group I Pre-Funding Account following the
                           Pre-Funding Period will be paid to the Class AF
                           Certificateholders then entitled to principal payments and any amounts remaining in the Group II
                           Pre-Funding Account following the Pre-Funding Period will be paid to the Class AV-1 Certificateholders, as further specified in the Prospectus Supplement, on the next Payment Date.

GROUP I
NET WAC CAP RATE:          The weighted average of the Group I Net Loan Rates.
                           The "Group I Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which
                           (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP I
NET WAC CAP RATE:          The Group I Net WAC Cap Rate, adjusted for interest
                           payments to the Class AF-IO Certificates.

GROUP II
NET WAC CAP RATE:          The weighted average of the Group II Net Loan Rates.
                           The "Group II Net Loan Rate" with respect to any loan, is the interest rate thereon minus the rates at which (a) the servicing fee, (b) the backup servicing fee, and (c) the trustee fee are paid.

ADJUSTED GROUP II
NET WAC CAP RATE:          The Group II Net WAC Cap Rate, adjusted for interest
                           payments to the Class AV-IO Certificates.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

REGISTRATION:              The Offered Certificates will be available in
                           book-entry form through DTC, Euroclear or Clearstream.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II YIELD
MAINTENANCE
AGREEMENT:                 The Trust will benefit from a series of interest rate
                           cap payments pursuant to one yield maintenance agreement, which is intended to partially mitigate the interest rate risk that could result from the difference between the formula rates on the Group II
                           Certificates (other than the Class AV-IO
                           Certificates) and the Adjusted Group II Net WAC Rate
                           (the "Group II Yield Maintenance Agreement").

                           Payments under the Group II Yield Maintenance Agreement will be based on the lesser of (i) the aggregate Pool Scheduled Principal Balance of the Group II Loans as of the immediately preceding Payment Date or (ii) a balance based on an amortization schedule assuming a constant prepayment of 10% in month one increased by approximately 2.5% each month to 22.5% CPR in month 6, and remaining 22.5% CRP thereafter (assuming no losses or delinquencies) starting in August 2002 through October 2005, and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). On each Payment Date, commencing in August 2002 to and including the Payment Date in October 2005, the cap provider will make payments to the trustee equal to interest accrued on the Yield Maintenance Agreement Notional Balance. for such Payment Date at a rate equal to the excess (if any) of (i) the lesser of 1-month LIBOR and 15% over (ii) the strike rate for such Payment Date. It is anticipated that the Group II Yield Maintenance Agreement will include the following terms:

     Payment      Scheduled         Strike    Payment        Scheduled        Strike
      Date      Notional Balance     Rate      Date       Notional Balance     Rate
     -------    ----------------    ------    -------     ----------------    ------
      8/02       125,000,000.00     2.27%       4/04        82,330,339.78      3.94%
      9/02       122,728,158.90     2.17%       5/04        80,549,280.57      4.36%
      10/02      121,010,955.24     2.06%       6/04        78,807,060.69      4.70%
      11/02      119,020,780.33     2.48%       7/04        77,103,071.59      5.15%
      12/02      116,763,005.60     2.38%       8/04        75,437,290.49      5.70%
      1/03       114,244,875.49     2.28%       9/04        73,808,093.96      5.75%
      2/03       111,780,536.23     2.77%      10/04        72,213,709.20      5.81%
      3/03       109,368,845.54     2.68%      11/04        70,653,397.10      6.17%
      4/03       107,008,685.32     2.58%      12/04        69,126,434.20      6.43%
      5/03       104,698,961.14     3.05%       1/05        67,632,112.31      6.57%
      6/03       102,438,601.70     2.97%       2/05        66,169,743.32      6.64%
      7/03       100,226,558.39     2.90%       3/05        64,738,652.97      6.64%
      8/03        98,061,804.77     3.26%       4/05        63,338,167.42      6.69%
      9/03        95,943,336.13     3.18%       5/05        61,967,636.30      6.72%
      10/03       93,870,169.04     3.10%       6/05        60,626,423.90      6.72%
      11/03       91,841,340.85     3.42%       7/05        59,313,906.67      6.81%
      12/03       89,855,909.31     3.37%       8/05        58,029,477.60      6.86%
      1/04        87,912,952.97     3.39%       9/05        56,772,537.08      6.86%
      2/04        86,011,568.14     3.85%      10/05        55,542,500.91      6.86%
      3/04        84,150,919.43     3.89%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

BASIS RISK
RESERVE FUND:              Immediately prior to each Payment Date, the Trustee
                           shall deposit all amounts received from the cap provider pursuant to the Group II Yield Maintenance
                           Agreement into a reserve fund (the "Basis Risk
                           Reserve Fund"). On each Payment Date, the Trustee shall withdraw from the Basis Risk Reserve Fund (to the extent of funds available on deposit therein) amounts to cover the following items in the following order of priority:

                           (1)  to the holders of the Class AV-1 Certificates,
                                any unpaid Basis Risk Carryover Shortfall;
                           (2)  to the holders of the Class MV-1 Certificates,
                                any unpaid Basis Risk Carryover Shortfall;
                           (3)  to the holders of the Class MV-2 Certificates,
                                any unpaid Basis Risk Carryover Shortfall;
                           (4)  to the holders of the Class BV-1 Certificates,
                                any unpaid Basis Risk Carryover Shortfall;
                           (5)  to the holders of the Class BV-2 Certificates,
                                any unpaid Basis Risk Carryover Shortfall.

                           The "Basis Risk Carryover Shortfall" with respect to any Group II Certificate (other than the Class AV-IO Certificates) and any Payment Date will be the excess of (i) that amount of interest that such class of Certificates would have received on such Payment Date had the related pass-through rate not been calculated based the related Adjusted Net WAC Cap Rate (but not in excess of 15% per annum) over (ii) the amount of interest that such class of Certificates received on such Payment Date.

CLASS AF-IO AND AV-IO:     On each Payment Date, the Class AF-IO and Class AV-IO
                           Certificates will each accrue interest at a rate described above based on a notional balance equal to the lesser of (i) the notional balance for that Payment Date set forth below in the Class AF-IO
                           Notional Balance Schedule and the Class AV-IO
                           Notional Balance Schedule, respectively, and (ii) the pool scheduled principal balance for the related group of loans.


     CLASS AF-IO NOTIONAL BALANCE SCHEDULE           CLASS AV-IO NOTIONAL BALANCE SCHEDULE

    Payment Date          Scheduled Notional         Payment Date       Scheduled Notional
    ------------          ------------------         ------------       ------------------
                                Balance                                       Balance
                                -------                                       -------
    8/02 - 10/02             $123,750,000            8/02 - 10/02            $89,600,000
    11/02 - 1/03             $103,125,000            11/02 - 1/03            $76,800,000
     2/03 - 4/03              $86,625,000            2/03 - 4/03             $64,000,000
     5/03 - 7/03              $72,875,000            5/03 - 7/03             $52,800,000
    8/03 - 10/03              $60,500,000            8/03 - 10/03            $44,800,000
    11/03 - 1/04              $50,875,000            11/03 - 1/04            $38,400,000
     2/04 - 4/04              $42,625,000            2/04 - 4/04             $32,000,000
     5/04 - 7/04              $35,750,000            5/04 - 7/04             $27,200,000
    8/04 - 10/04              $30,250,000            8/04 - 10/04            $22,400,000
    11/04 - 1/05              $24,750,000            11/04 - 1/05            $19,200,000
     2/05 - 4/05              $22,000,000            2/05 - 4/05             $16,000,000
     5/05 - 7/05              $17,875,000            5/05 - 7/05             $12,800,000
    8/05 - 10/05              $15,125,000            8/05 - 10/05            $11,200,000
Greater than 10/05                     $0            Greater than 10/05               $0


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

DISTRIBUTIONS:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available. The "Amount Available" will be the sum of the Group I Amount Available and the Group II Amount
                           Available. The "Group I Amount Available" will generally consist of payments made on or in respect of the Group I Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup Servicer as the Back-up Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee. The "Group II Amount
                           Available" will generally consist of payments made on or in respect of the Group II Loans, less amounts otherwise payable therefrom to the Servicer as the monthly servicing fee and as reimbursement of advances previously made, to the Backup Servicer as the Back-up Servicing Fee, reimbursements or indemnification and to the Trustee as the monthly trustee fee.

GROUP I
INTEREST ON THE
CERTIFICATES:              On each Payment Date the Group I Amount Available
                           will be distributed to pay interest as follows:

                           o First to each class of the Class AF Certificates (AF-1, AF-2, AF-3, AF-4, AF-IO) concurrently,
                           o  then to the Class MF-1 Certificates,
                           o  then to the Class MF-2 Certificates,
                           o  then to the Class BF-1 Certificates, and
                           o  then to the Class BF-2 Certificates.

                           Interest on the Class AF-2, Class AF-3, Class AF-4, and Class AF-IO Certificates will accrue on the outstanding certificate principal balance thereof (or in the case of the Class AF-IO Certificates, the notional balance) at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class MF-1, Class MF-2, Class BF-1, and Class BF-2 Certificates will accrue on the outstanding adjusted principal balance thereof at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. The pass-through rate for the Class AF (other than the Class AF-1 and Class AF-IO), Class MF-1, Class MF-2, Class BF-1 and Class BF-2 Certificates will be a fixed rate per annum subject to the Adjusted Group I Net WAC Cap Rate. The pass-through rate for the Class AF-IO will be a fixed rate per annum subject to the Group I Net WAC Cap Rate.

                           Interest on the Class AF-1 Certificates will accrue on the outstanding principal balance thereof at the Class AF-1 pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. The pass-through rate for the Class AF-1 Certificates will be a per annum rate equal to the least of (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group I Net WAC Cap Rate converted to an actual/360-day basis.

                           The adjusted principal balance of any of the Class MF-1, MF-2, BF-1, or BF-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that Class.

GROUP I
INTEREST SHORTFALLS
AND CARRYOVERS:            If the Group I Amount Available on any Payment Date
                           is insufficient to make the full distributions of interest to a class of Group I certificates (the
                           Class AF Certificates being treated as a single class for this purpose), the Group I Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest
                           Carry Forward Amount").


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II
INTEREST ON THE
CERTIFICATES:              On each Payment Date the Group II Amount Available
                           will be distributed to pay interest as follows:

                           o First to each class of the Class AV Certificates (AV-1, AV-IO) concurrently,
                           o  then to the Class MV-1 Certificates,
                           o  then to the Class MV-2 Certificates,
                           o  then to the Class BV-1 Certificates, and
                           o  then to the Class BV-2 Certificates.

                           Interest on the Class AV-IO Certificates will accrue on the applicable notional balance at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, on a 30/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will accrue on the outstanding Class AV-1 certificate principal balance, Class MV-1 adjusted principal balance, Class MV-2 adjusted principal balance, the Class BV-1 adjusted principal balance and the Class BV-2 adjusted principal balance, respectively, at the related pass-through rate from the Closing Date or from the most recent Payment Date on which interest has been paid to, but excluding, the following Payment Date, computed on an actual/360-day basis. Interest on the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificates will be calculated at a per annum rate equal to the least of (x) One-Month LIBOR plus the related margin (the "Formula Rate"), (y) 15.00% per annum and (z) the Adjusted Group II Net WAC Cap Rate converted to an actual/360-day basis.

                           The adjusted principal balance of any of the Class MV-1, MV-2, BV-1, or BV-2 Certificates is the outstanding principal balance less any liquidation loss principal amounts allocated to that class.

GROUP II
INTEREST SHORTFALLS
AND CARRYOVERS:            If the Group II Amount Available on any Payment Date
                           is insufficient to make the full distributions of interest to a class of Group II certificates (the
                           Class AV Certificates being treated as a single class for this purpose), the Group II Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior
                           Payment Date will also be due on the next Payment
                           Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible (such amount for each class, an "Interest
                           Carry Forward Amount").


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP I
PRINCIPAL
DISTRIBUTIONS:             On each Payment Date after all interest is paid to
                           the Class AF, Class MF-1, Class MF-2, Class BF-1, and
                           Class BF-2 Certificateholders, the remaining Group I
                           Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class AF Certificates (other than the Class AF-IO Certificates) then entitled to principal, the Class AF Formula Principal Distribution Amount;
                           ii) then, to the Class MF-1 Certificates, the Class MF-1 Formula Principal Distribution Amount;
                           iii) then, to the Class MF-2 Certificates, the Class MF-2 Formula Principal Distribution Amount;
                           iv) then, to the Class BF-1 Certificates, the Class BF-1 Formula Principal Distribution Amount; and
                           v) then, to the Class BF-2 Certificates, the Class BF-2 Formula Principal Distribution Amount.

                           On each Payment Date, the Class AF Formula Principal Distribution Amount will be distributed sequentially to the Class AF-1 through Class AF-4 Certificates.

                           If the Group I Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group I Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP I
FORMULA PRINCIPAL
DISTRIBUTION AMOUNT:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding Group I loan during the related Due
                           Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during the related Due
                           Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due
                           Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available. The "Due Period" with respect to any Payment Date will be the previous calendar month.

CLASS AF FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       The Class AF Formula Principal Distribution Amount
                           will generally be equal to (i) if the Payment Date is prior to the Group I Stepdown Date or if a Group I
                           Trigger Event exists, the Group I Formula Principal
                           Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (x) the Class AF
                           Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 52.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I
                           OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS MF-1 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution
                           Amount remaining after payment of the Class AF
                           Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance
                           (after giving effect to distributions of principal on such Payment Date) and (B) the Class MF-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date over (y) the lesser of (a) 66.50% of the Group I
                           Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool
                           Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS MF-2 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution
                           Amount remaining after payment of the Class AF
                           Formula Principal Distribution Amount and the Class
                           MF-1 Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance
                           (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate
                           Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (C) the Class MF-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 79.00% of the Group I Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period and (b) the Group I Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period less the Group I OC Floor.

CLASS BF-1 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution
                           Amount remaining after payment of the Class AF
                           Formula Principal Distribution Amount, the Class MF-1
                           Formula Principal Distribution Amount and the Class
                           MF-2 Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance
                           (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate
                           Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (D) the Class BF-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date over (y) the lesser of (a) 88.50% of the Group I
                           Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool
                           Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

CLASS BF-2 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Group I Stepdown Date or if a Group I Trigger Event exists, the Group I Formula Principal Distribution
                           Amount remaining after payment of the Class AF
                           Formula Principal Distribution Amount, the Class MF-1
                           Formula Principal Distribution Amount, the Class MF-2
                           Formula Principal Distribution Amount and the Class
                           BF-1 Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group I Stepdown Date and as long as a Group I
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AF Certificate Principal Balance
                           (after giving effect to distributions of principal on such Payment Date), (B) the Class MF-1 Certificate
                           Principal Balance (after giving effect to distributions of principal on such Payment Date), (C)


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           the Class MF-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (D) the Class BF-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (E) the Class BF-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 94.00% of the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group I Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group I OC Floor.

GROUP I
EXCESS CASHFLOW:           The "Group I Excess Cashflow" on any Payment Date is
                           the excess of (i) the Group I Amount Available for such Payment Date over (ii) the amount of interest and principal required to be paid to the Group I
                           Certificates on such Payment Date. On each Payment
                           Date, the Group I Excess Cashflow will be applied as follows:

                           (1) The Group I Extra Principal Distribution Amount to the Group I Certificates (other than the Class AF-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                           (2) To the Class AF Certificates, concurrently, any Interest Carry Forward Amount for each such Class;
                           (3)   To the Class MF-1 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (4)   To the Class MF-1 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (5)   To the Class MF-2 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (6)   To the Class MF-2 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (7)   To the Class BF-1 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (8)   To the Class BF-1 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (9)   To the Class BF-2 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (10)  To the Class BF-2 Certificates, any unpaid
                                 Realized Loss Amount for such Class; and
                           (11) To the Group II Certificates, to cover any interest due (including Interest Carry Forward Amounts) or unpaid Realized Loss Amounts on the Group II Certificates on such Payment Date, to the extent the Group II Amount Available or Group II Excess Cashflow is insufficient therefor, in the order of priority in which such payments are due."

                           If the Group I Excess Cashflow is insufficient to make the full distribution described above to a class of Certificates, the Group I Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP I
EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:       The "Group I Extra Principal Distribution Amount,"
                           with respect to each Payment Date, is the lesser of:

                           (1)   The excess, if any, of:

                                 (a)   The Group I Required
                                       Overcollateralization Amount for
                                       such Payment Date over

                                 (b)   The Group I Overcollateralization
                                       Amount (after giving effect to
                                       distributions of principal other
                                       than any Group I Extra Principal
                                       Distribution Amount) for such
                                       Payment Date and

                           (2)   The Group I Excess Cashflow for such Payment
                                 Date.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II
PRINCIPAL
DISTRIBUTIONS:             On each Payment Date after all interest is paid to
                           the Class AV-1, Class MV-1, Class MV-2, Class BV-1, and Class BV-2 Certificateholders, the remaining
                           Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class AV-1 Certificates, the Class AV Formula Principal Distribution Amount;
                           ii) then, to the Class MV-1 Certificates, the Class MV-1 Formula Principal Distribution Amount;
                           iii) then, to the Class MV-2 Certificates, the Class MV-2 Formula Principal Distribution Amount;
                           iv) then, to the Class BV-1 Certificates, the Class BV-1 Formula Principal Distribution Amount; and
                           v) then, to the Class BV-2 Certificates, the Class BV-2 Formula Principal Distribution Amount.

                           If the Group II Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Group II Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.

GROUP II
FORMULA PRINCIPAL
DISTRIBUTION AMOUNT:       On each Payment Date will be equal to the sum of (i)
                           all scheduled payments of principal due on each outstanding Group II loan during the related Due
                           Period, (ii) the scheduled principal balance of each Group II loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

CLASS AV FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       The Class AV Formula Principal Distribution Amount
                           will generally be equal to (i) if the Payment Date is prior to the Stepdown Date or if a Group II Trigger
                           Event exists, the Group II Formula Principal
                           Distribution Amount, or (ii) if the Payment Date is on or after the Stepdown Date and a Trigger Event is not in effect, the excess of (x) the Class AV-1
                           Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 54.00% of the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II
                           OC Floor.

CLASS MV-1 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula
                           Principal Distribution Amount for such Payment Date, or (ii) any Payment Date on or after the Group II
                           Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (B) the Class MV-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date over (y) the lesser of (a) 68.50% of the Group
                           II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II
                           Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS MV-2 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula
                           Principal Distribution Amount and the Class MV-1
                           Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal
                           Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1
                           Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (C) the Class MV-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 80.50% of the Group II Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period and (b) the Group II Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period less the Group II OC Floor.

CLASS BV-1 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula
                           Principal Distribution Amount, the Class MV-1 Formula
                           Principal Distribution Amount and the Class MV-2
                           Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal
                           Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1
                           Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date) and (D) the Class BV-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date over (y) the lesser of (a) 89.50% of the Group
                           II Pool Scheduled Principal Balance as of the last day of the related Due Period and (b) the Group II
                           Pool Scheduled Principal Balance as of the last day of the related Due Period less the Group II OC Floor.

CLASS BV-2 FORMULA
PRINCIPAL
DISTRIBUTION AMOUNT:       With respect to (i) any Payment Date prior to the
                           Stepdown Date or if a Group II Trigger Event exists, the Group II Formula Principal Distribution Amount remaining after payment of the Class AV Formula
                           Principal Distribution Amount, the Class MV-1 Formula
                           Principal Distribution Amount, the Class MV-2 Formula
                           Principal Distribution Amount and the Class BV-1
                           Formula Principal Distribution Amount for such
                           Payment Date, or (ii) any Payment Date on or after the Group II Stepdown Date and as long as a Group II
                           Trigger Event is not in effect, the excess of (x) the sum of (A) the Class AV-1 Certificate Principal
                           Balance (after giving effect to distributions of principal on such Payment Date), (B) the Class MV-1
                           Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions of principal on such Payment Date), (D) the Class BV-1 Certificate
                           Principal Balance (after giving effect to distributions of principal on such Payment Date) and
                           (E) the Class BV-2 Certificate Principal Balance immediately prior to such Payment Date over (y) the lesser of (a) 95.50% of the Group II Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period and (b) the Group II Pool Scheduled
                           Principal Balance as of the last day of the related
                           Due Period less the Group II OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II
EXCESS CASHFLOW:           On each Payment Date, the "Group II Excess Cashflow"
                           is the excess of (i) the Group II Amount Available for such Payment Date over (ii) the amount of interest and principal required to be paid to the Group II Certificates on such Payment Date. On each
                           Payment Date, the Group II Excess Cashflow will be applied as follows:

                           (1) The Group II Extra Principal Distribution Amount to the Group II Certificates (other than the Class AV-IO Certificates), sequentially, in the order of priority described under "Principal Distributions";
                           (2)   To the Class AV-1 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (3)   To the Class MV-1 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (4)   To the Class MV-1 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (5)   To the Class MV-2 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (6)   To the Class MV-2 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (7)   To the Class BV-1 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (8)   To the Class BV-1 Certificates, any unpaid
                                 Realized Loss Amount for such Class;
                           (9)   To the Class BV-2 Certificates, any Interest
                                 Carry Forward Amount for such Class;
                           (10)  To the Class BV-2 Certificates, any unpaid
                                 Realized Loss Amount for such Class; and
                           (11) To the Group I Certificates, to cover any interest due (including Interest Carry Forward Amounts) or unpaid Realized Loss Amounts on the Group I Certificates on such Payment Date, to the extent the Group I Amount Available or Group I Excess Cashflow is insufficient therefor, in the order of priority in which such payments are due.

                           If the Group II Excess Cashflow is insufficient to make the full distribution described above to a Class of Certificates, the Group II Excess Cashflow remaining after payments with a higher payment priority are made, will be distributed pro-rata among such class.

GROUP II
EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:       The "Group II Extra Principal Distribution Amount,"
                           with respect to each Payment Date, is the lesser of:

                           (1)   The excess, if any, of:
                                 a. The Group II Required Overcollateralization Amount for such Payment Date over
                                 b. The Group II Overcollateralization Amount (after giving effect to distributions of principal other than any Group II Extra Principal Distribution Amount)for such Payment Date and
                           (2)   The Group II Excess Cashflow for such Payment
                                 Date.

OC FLOOR:                  "OC Floor" for each Group equals 0.50% of the
                           principal balance of the related loans as of the Cut-off Date.

GROUP I
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group I Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group I Stepdown Date, an amount equal to 3.00% of the principal balance of the Group I loans as of the Cut-off Date plus amounts on deposit in the Group I Pre-Funding Account and (ii) on and after the Group I Stepdown Date an amount equal to 6.00% of the Principal Balance of the Group I loans as of the last day of the related due period, but not less than the Group I OC Floor.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II
REQUIRED
OVERCOLLATERALIZATION
AMOUNT: "Group II Required Overcollateralization Amount" means for any Payment Date (i) prior to the Group II Stepdown Date, an amount equal to 2.25% of the principal balance of the Group II loans as of the Cut-off Date plus amounts on deposit in the Group II Pre-Funding Account, and (ii) on and after the Group II Stepdown Date, an amount equal to 4.50% of the principal balance of the Group II loans as of the last day of the related due period, but not less than the Group II OC Floor.

OVERCOLLATERALIZATION
AMOUNT: "Overcollateralization Amount," with respect to any Payment Date and a group of Certificates, is the excess, if any, of (a) the aggregate pool scheduled principal balance for the respective group as of the last day of the related Due Period plus any amounts on deposit in the related pre-funding account over
                           (b) the aggregate principal balance of such group of Certificates as of such Payment Date (after taking into account the payment of principal on such Certificates on such Payment Date).

GROUP I
STEPDOWN DATE:             The earlier to occur of (i) the later to occur of (A)
                           the Payment Date in August 2005 and (B) the first
                           Payment Date on which the aggregate certificate principal balances of the Class AF Certificates
                           (other than the Class AF-IO Certificates) immediately prior to such Payment Date is less than or equal to 52.00% of the Group I Pool Scheduled Principal
                           Balances and (ii) the Payment Date on which the Certificate Principal Balances of the Class AF
                           Certificates (other than the Class AF-IO
                           Certificates) have been reduced to zero.

GROUP II
STEPDOWN DATE:             The earlier to occur of (i) the later to occur of (A)
                           the Payment Date in August 2005 and (B) the first
                           Payment Date on which the Class AV-1 Certificate
                           Principal Balance immediately prior to such Payment
                           Date is less than or equal to 54.00% of the Group II
                           Pool Scheduled Principal Balances and (ii) the
                           Payment Date on which the Certificate Principal
                           Balances of the Class AV-1 Certificates have been reduced to zero.

GROUP I
TRIGGER EVENT:             A "Group I Trigger Event" is in effect for the Group
                           I Certificates if on that Payment Date:

                           (1) The three-month rolling average percentage of the Group I loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group I Senior Enhancement Percentage and
                                 (b) 32.00%; or
                           (2) The Group I Cumulative Realized Losses Test is not satisfied.

GROUP II
TRIGGER EVENT:             A "Group II Trigger Event" is in effect for the Group
                           II Certificates if on that Payment Date:

                           (1) The three-month rolling average percentage of the Group II loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Group II Senior Enhancement Percentage for the Certificates and (b) 35.00%; or
                           (2) The Group II Cumulative Realized Losses Test is not satisfied.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP I
CUMULATIVE REALIZED
LOSSES TEST:               The "Group I Cumulative Realized Losses Test" is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the Group I loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             4.00%
                           49-60                             5.25%
                           61-72                             6.00%
                           73 and thereafter                 6.25%

GROUP II
CUMULATIVE REALIZED
LOSSES TEST:               The "Group II Cumulative Realized Losses Test" is
                           satisfied for any Payment Date if the cumulative realized loss ratio for the Group II loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                           Month                           Percentage
                           -----                           ----------
                           37-48                             3.25%
                           49-60                             4.25%
                           61-72                             5.00%
                           73 and thereafter                 5.25%

GROUP I
SENIOR ENHANCEMENT
PERCENTAGE:                The "Group I Senior Enhancement Percentage" for any
                           Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the Group I Pool
                           Scheduled Principal Balance over (B) the Class AF
                           Certificate Principal Balance, by (ii) the Group I
                           Pool Scheduled Principal Balance.

GROUP II
SENIOR ENHANCEMENT
PERCENTAGE:                The "Group II Senior Enhancement Percentage" for any
                           Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the Group II Pool
                           Scheduled Principal Balance over (B) the Class AV-1
                           Certificate Principal Balance, by (ii) the Group II
                           Pool Scheduled Principal Balance.

GROUP I
CREDIT SUPPORT
PERCENTAGE:
                            Initial Credit Support      After Stepdown Date

                              Rating      Percent        Rating     Percent
                              ------      -------        ------     -------
                             AAA/Aaa       21.00%        AAA/Aaa     48.00%
                              AA/Aa2       13.75%        AA/Aa2      33.50%
                               A/A2         7.50%         A/A2       21.00%
                             BBB/Baa2       2.75%       BBB/Baa2     11.50%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

GROUP II
CREDIT SUPPORT
PERCENTAGE:

                            Initial Credit Support         After Stepdown Date

                              Rating      Percent           Rating     Percent
                              ------      -------           ------     -------
                             AAA/Aaa       20.75%           AAA/Aaa     46.00%
                              AA/Aa2       13.50%           AA/Aa2      31.50%
                               A/A2         7.50%            A/A2       19.50%
                             BBB/Baa2       3.00%          BBB/Baa2     10.50%

ALLOCATED REALIZED LOSS
AMOUNT: The "Allocated Realized Loss Amount," with respect to a Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class MV-1, Class MV-2, Class BV-1 or Class BV-2 Certificates (together, the "Subordinated Certificates") and as to any Payment Date, means the Realized Loss Amount for the related Group of loans that has been applied in reduction of the certificate principal balances of such class of Certificates. (The Class AF and Class AV Certificates will not be subject to any writedown.)

REALIZED LOSS AMOUNT:      "Realized Loss Amount" with respect to any Group and
                           any Payment Date is the excess of (i) the aggregate certificate principal balances of the related
                           Certificates, after giving effect to distributions of principal on such Payment Date, but prior to any reduction in such certificate principal balances as a result of any Realized Loss Amount for such Payment
                           Date, over (ii) the pool scheduled principal balance for that Group as of the last day in the preceding
                           Due Period.

UNPAID REALIZED
LOSS AMOUNT:               "Unpaid Realized Loss Amount," with respect to any
                           Class of Subordinated Certificates and as to any Payment Date, is the excess of (1) Allocated Realized
                           Loss Amounts with respect to such class over (2) the sum of all distributions in reduction of the Allocated Realized Loss Amounts with respect to such class on all previous Payment Dates.

OPTIONAL REPURCHASE:       Beginning on the Payment Date when the aggregate
                           principal balance of the Certificates is less than 10% of the Cut-off Date Principal Balance of the
                           Certificates, the holder of the Class R Certificates will have the right to repurchase all of the outstanding loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          INITIAL LOAN CHARACTERISTICS
                           Group I - Fixed Rate Loans

The information presented below relates to the Initial Fixed Rate Loans, which will represent approximately 61.54% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

------------------------------------------------------------------------------------------------------
                                                                 Total         Minimum        Maximum
                                                                 -----         -------        -------
Cut-off Date Aggregate Principal Balance               $179,325,102.36
Number of Loans                                                  2,275
Average Original Loan Balance                               $78,896.50      $10,000.00    $562,500.00
Average Current Loan Balance                                $78,824.22       $9,631.24    $562,500.00
Weighted Average Combined LTV                                   87.00%           9.91%        100.00%
Weighted Average Gross Coupon                                   12.14%          3.980%        20.050%
Weighted Average Remaining Term to Maturity (months)               316              54            360
Weighted Average Original Term (months)                            317              60            360
Weighted Average FICO Credit Score                                 608
Weighted Average Debt to Income Ratio                          43.469%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                             % by Outstanding
                                                       Range                Principal Balance
                                                       -----                -----------------
         Fully Amortizing Loans                                                    99.91%
         Balloon Loans                                                              0.09%

         Lien Position                            First                            79.64%
                                                  Second                           20.24%
                                                  Third                             0.12%

         Property Type*                           Manufactured Homes                4.86%
                                                  Single Family                    92.42%
                                                  Other                             2.71%

         Occupancy Status                         Primary                          96.62%
                                                  Investment                        3.38%

         Geographic Distribution                  California                       12.12%
                                                  Florida                           8.65%
                                                  Texas                             8.60%
                                                  Michigan                          5.79%

         Largest Zip Code Concentration           85296                             0.48%

         Credit Grade                             A-1                              48.12%
                                                  A-2                              19.61%
                                                  A+                                7.86%
                                                  B                                18.06%
                                                  C                                 6.35%

         Delinquency                               0 - 29 Days                     99.75%
                                                  30 - 59 Days                      0.25%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
     California                       222                 $21,729,206.49                       12.12%
     Florida                          179                  15,520,556.55                        8.65
     Texas                            242                  15,422,079.93                        8.60
     Michigan                         123                  10,380,732.74                        5.79
     New York                          90                   9,584,172.33                        5.34
     Arizona                           98                   7,854,560.61                        4.38
     Ohio                              86                   6,851,324.19                        3.82
     Minnesota                        101                   6,698,513.01                        3.74
     New Jersey                        57                   5,748,243.78                        3.21
     Connecticut                       62                   5,041,424.48                        2.81
     South Carolina                    54                   4,914,021.00                        2.74
     Illinois                          60                   4,527,658.78                        2.52
     Georgia                           61                   4,394,790.03                        2.45
     Virginia                          52                   4,337,540.56                        2.42
     Pennsylvania                      66                   4,181,657.04                        2.33
     North Carolina                    42                   4,036,475.09                        2.25
     Missouri                          55                   3,623,768.92                        2.02
     Wisconsin                         55                   3,523,311.08                        1.96
     Indiana                           48                   3,401,126.96                        1.90
     Alabama                           48                   3,295,762.33                        1.84
     Iowa                              51                   3,278,721.91                        1.83
     Washington                        33                   3,130,850.61                        1.75
     Tennessee                         39                   3,057,736.82                        1.71
     Massachusetts                     19                   2,468,162.82                        1.38
     Colorado                          25                   2,462,558.99                        1.37
     Nevada                            31                   2,198,407.25                        1.23
     Oklahoma                          38                   1,887,584.89                        1.05
     Kentucky                          23                   1,540,746.32                        0.86
     Arkansas                          28                   1,506,832.84                        0.84
     Nebraska                          24                   1,484,144.22                        0.83
     Mississippi                       20                   1,332,996.05                        0.74
     Louisiana                         22                   1,317,707.22                        0.73
     Kansas                            23                   1,293,748.87                        0.72
     Maryland                          18                   1,250,346.98                        0.70
     Rhode Island                      16                   1,174,074.60                        0.65
     Utah                              10                     930,205.46                        0.52
     New Mexico                        10                     787,259.58                        0.44
     Maine                              5                     666,312.53                        0.37
     New Hampshire                      4                     470,082.27                        0.26
     Delaware                           6                     459,406.68                        0.26
     West Virginia                      6                     445,833.19                        0.25
     Wyoming                            4                     297,692.21                        0.17
     Oregon                             4                     233,210.84                        0.13
     Vermont                            4                     155,600.00                        0.09
     North Dakota                       4                     149,122.12                        0.08
     South Dakota                       4                     141,238.03                        0.08
     Montana                            1                      72,793.16                        0.04
     Idaho                              2                      64,800.00                        0.04
-------------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
            1997                        2                     $61,622.22                        0.03%
            2000                        2                     151,973.52                        0.08
            2001                       54                   5,510,638.54                        3.07
            2002                    2,217                 173,600,868.08                       96.81
-------------------------------------------------------------------------------------------------------------
          Total                     2,275                $179,325,102.36                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
    Original Loan Amount         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
   10,000.00 -  19,999.99              157                    $2,436,550.62                       1.36%
   20,000.00 -  29,999.99              247                     6,144,364.78                       3.43
   30,000.00 -  39,999.99              265                     9,174,397.23                       5.12
   40,000.00 -  49,999.99              226                    10,110,482.16                       5.64
   50,000.00 -  59,999.99              212                    11,549,592.09                       6.44
   60,000.00 -  69,999.99              189                    12,124,380.13                       6.76
   70,000.00 -  79,999.99              145                    10,874,367.99                       6.06
   80,000.00 -  89,999.99              122                    10,253,841.63                       5.72
   90,000.00 -  99,999.99              116                    10,859,001.09                       6.06
  100,000.00 - 109,999.99               88                     9,231,388.14                       5.15
  110,000.00 - 119,999.99               74                     8,485,017.29                       4.73
  120,000.00 - 129,999.99               62                     7,690,061.60                       4.29
  130,000.00 - 139,999.99               64                     8,581,362.65                       4.79
  140,000.00 - 149,999.99               53                     7,646,850.51                       4.26
  150,000.00 - 159,999.99               39                     6,006,793.96                       3.35
  160,000.00 - 169,999.99               40                     6,558,316.13                       3.66
  170,000.00 - 179,999.99               23                     3,967,330.70                       2.21
  180,000.00 - 189,999.99               21                     3,858,391.21                       2.15
  190,000.00 - 199,999.99               16                     3,111,668.58                       1.74
  200,000.00 - 209,999.99               17                     3,456,539.45                       1.93
  210,000.00 - 219,999.99               17                     3,631,834.46                       2.03
  220,000.00 - 229,999.99               15                     3,363,628.50                       1.88
  230,000.00 - 239,999.99                8                     1,878,802.60                       1.05
  240,000.00 - 249,999.99                3                       734,767.07                       0.41
  250,000.00 - 259,999.99                9                     2,280,502.63                       1.27
  260,000.00 - 269,999.99                6                     1,588,790.45                       0.89
  270,000.00 - 279,999.99                7                     1,909,983.62                       1.07
  280,000.00 - 289,999.99                1                       281,050.21                       0.16
  290,000.00 - 299,999.99                7                     2,050,532.40                       1.14
  310,000.00 - 319,999.99                6                     1,888,246.49                       1.05
  320,000.00 - 329,999.99                3                       964,133.78                       0.54
  330,000.00 - 339,999.99                1                       338,500.00                       0.19
  340,000.00 - 349,999.99                2                       694,435.31                       0.39
  350,000.00 - 359,999.99                4                     1,413,612.94                       0.79
  360,000.00 - 369,999.99                2                       725,686.05                       0.40
  370,000.00 - 379,999.99                1                       373,000.00                       0.21
  380,000.00 - 389,999.99                1                       382,500.00                       0.21
  390,000.00 - 399,999.99                1                       390,000.00                       0.22
  400,000.00 - 409,999.99                2                       813,163.44                       0.45
  420,000.00 - 429,999.99                1                       427,500.00                       0.24
  Greater than or equal
    to         500,000.00                2                     1,073,734.47                       0.60
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
        3.01 -  4.00                     2                      $172,425.59                       0.10%
        4.01 -  5.00                     4                       325,591.64                       0.18
        5.01 -  6.00                     4                       323,296.78                       0.18
        6.01 -  7.00                     8                       943,134.48                       0.53
        7.01 -  8.00                    26                     3,471,332.39                       1.94
        8.01 -  9.00                    60                     5,835,603.02                       3.25
        9.01 - 10.00                    61                     5,833,918.18                       3.25
       10.01 - 11.00                   234                    24,306,767.33                      13.55
       11.01 - 12.00                   435                    39,875,198.56                      22.24
       12.01 - 13.00                   535                    46,088,060.95                      25.70
       13.01 - 14.00                   417                    28,286,867.66                      15.77
       14.01 - 15.00                   312                    17,144,223.30                       9.56
       15.01 - 16.00                   123                     4,933,182.71                       2.75
       16.01 - 17.00                    39                     1,458,680.22                       0.81
       17.01 - 18.00                    11                       266,703.19                       0.15
       18.01 - 19.00                     2                        30,172.42                       0.02
       19.01 - 20.00                     1                        19,982.44                       0.01
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


=============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
 31 -  60                               17                      $434,456.08                       0.24%
 61 -  90                               10                       354,133.97                       0.20
 91 - 120                              112                     4,168,108.82                       2.32
121 - 150                               14                       712,511.55                       0.40
151 - 180                              249                    12,898,717.90                       7.19
181 - 210                                9                       446,446.59                       0.25
211 - 240                              572                    26,001,594.16                      14.50
241 - 270                                1                        98,995.60                       0.06
271 - 300                              193                    14,218,371.66                       7.93
301 - 330                                1                        32,789.64                       0.02
331 - 360                            1,097                   119,958,976.39                      66.89
-------------------------------------------------------------------------------------------------------------
          Total                      2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
           First                      1,450                  $142,815,773.23                      79.64%
          Second                        820                    36,291,597.23                      20.24
           Third                          5                       217,731.90                       0.12
-------------------------------------------------------------------------------------------------------------
          Total                       2,275                  $179,325,102.36                     100.00%


=============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
        5.01 -  10.00                     2                       $64,636.46                       0.04%
       10.01 -  15.00                     4                        97,905.72                       0.05
       15.01 -  20.00                     3                       106,788.29                       0.06
       20.01 -  25.00                     7                       200,168.88                       0.11
       25.01 -  30.00                    10                       617,351.94                       0.34
       30.01 -  35.00                    10                       322,798.50                       0.18
       35.01 -  40.00                    12                       446,925.60                       0.25
       40.01 -  45.00                    15                       631,693.26                       0.35
       45.01 -  50.00                    20                       849,181.18                       0.47
       50.01 -  55.00                    19                       867,808.77                       0.48
       55.01 -  60.00                    38                     2,152,034.56                       1.20
       60.01 -  65.00                    41                     2,578,972.15                       1.44
       65.01 -  70.00                    85                     6,382,903.27                       3.56
       70.01 -  75.00                   143                    11,017,412.96                       6.14
       75.01 -  80.00                   298                    25,344,104.55                      14.13
       80.01 -  85.00                   236                    19,632,626.09                      10.95
       85.01 -  90.00                   378                    34,188,430.70                      19.07
       90.01 -  95.00                   408                    32,744,541.68                      18.26
       95.01 - 100.00                   546                    41,078,817.80                      22.91
-------------------------------------------------------------------------------------------------------------
          Total                       2,275                  $179,325,102.36                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        Group II - Adjustable Rate Loans

The information presented below relates to the Initial Adjustable Rate Loans, which will represent approximately 38.46% of the Loan Pool. Although the characteristics of the Additional or Subsequent Loans will differ from the characteristics of the Initial Loans shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Loans sold to the Trust will vary materially from the information concerning the Initial Loans herein.

-----------------------------------------------------------------------------------------------------
                                                                 Total         Minimum       Maximum
                                                                 -----         -------       -------
Cut-off Date Aggregate Principal Balance                $89,806,554.59
Number of Loans                                                    825
Average Original Loan Balance                              $109,223.86      $20,000.00   $500,000.00
Average Current Loan Balance                               $108,856.43       $4,995.36   $500,000.00
Weighted Average Combined LTV                                   85.02%          15.77%       100.00%
Weighted Average Gross Coupon                                   9.504%          7.150%       13.750%
Weighted Average Remaining Term to Maturity (months)               356             168           360
Weighted Average Original Term (months)                            360             180           360
Weighted Average FICO Credit Score                                 649
Weighted Average Debt to Income Ratio                          42.293%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                          % by Outstanding
                                                    Range               Principal Balance
                                                    -----               -----------------
         Fully Amortizing Loans                                                100.00%
         Balloon Loans                                                           0.00%

         Lien Position                        First                            100.00%


         Property Type                        Manufactured Homes                 3.53%
                                              Single Family                     93.10%
                                              Other                              3.37%

         Occupancy Status                     Primary                           97.40%
                                              Investment                         2.60%

         Geographic Distribution              Texas                             18.66%
                                              California                         9.12%
                                              Florida                            7.41%
                                              Georgia                            7.17%

         Largest Zip Code Concentration       60632                              0.70%

         Credit Grade                         A-1                               60.27%
                                              A-2                               14.16%
                                              A+                                18.19%
                                              B                                  5.44%
                                              C                                  1.88%
                                              Unknown                            0.05%

         Delinquency                           0 - 29 Days                      99.81%
                                              30 - 59 Days                       0.19%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
GEOGRAPHIC DISTRIBUTION

                                                       Aggregate Principal               % by Outstanding
           State               Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
    Texas                            187                 $16,756,127.28                        18.66%
    California                        36                   8,192,905.93                         9.12
    Florida                           56                   6,651,591.31                         7.41
    Georgia                           53                   6,443,561.93                         7.17
    Illinois                          37                   5,766,545.63                         6.42
    Minnesota                         28                   3,697,052.84                         4.12
    Arizona                           33                   3,589,350.26                         4.00
    Virginia                          22                   2,941,257.27                         3.28
    Connecticut                       18                   2,644,562.31                         2.94
    Tennessee                         31                   2,576,346.08                         2.87
    Pennsylvania                      25                   2,392,726.08                         2.66
    Alabama                           19                   2,161,975.85                         2.41
    Michigan                          28                   2,146,061.31                         2.39
    Ohio                              27                   2,058,582.75                         2.29
    Iowa                              23                   1,987,966.08                         2.21
    New Jersey                        16                   1,912,420.87                         2.13
    Missouri                          23                   1,882,272.80                         2.10
    Colorado                          13                   1,501,404.15                         1.67
    Maryland                          10                   1,482,491.30                         1.65
    Wisconsin                         13                   1,250,647.82                         1.39
    Washington                         8                   1,244,590.85                         1.39
    Massachusetts                      9                   1,158,032.75                         1.29
    Rhodes Island                      7                   1,063,494.34                         1.18
    Nevada                             8                   1,032,234.22                         1.15
    South Carolina                     9                     996,296.36                         1.11
    Indiana                           12                     954,923.74                         1.06
    Kentucky                          11                     849,106.88                         0.95
    North Carolina                     7                     804,747.95                         0.90
    Oklahoma                          12                     722,840.12                         0.80
    New York                          11                     447,925.88                         0.50
    Louisiana                          5                     344,152.60                         0.38
    Maine                              5                     321,525.64                         0.36
    Kansas                             5                     280,222.98                         0.31
    Nebraska                           5                     279,003.50                         0.31
    Idaho                              2                     219,461.47                         0.24
    South Dakota                       2                     190,440.10                         0.21
    New Mexico                         1                     179,860.43                         0.20
    North Dakota                       2                     179,776.41                         0.20
    Oregon                             2                     165,310.11                         0.18
    New Hampshire                      1                     133,507.16                         0.15
    Vermont                            1                     105,000.00                         0.12
    Montana                            1                      51,301.10                         0.06
    Arkansas                           1                      46,950.15                         0.05
-------------------------------------------------------------------------------------------------------------
          Total                      825                 $89,806,554.59                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
YEAR OF ORIGINATION

                                                       Aggregate Principal               % by Outstanding
    Year of Origination        Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
            2000                       4                    $305,387.25                         0.34%
            2001                     327                  30,209,938.78                        33.64
            2002                     494                  59,291,228.56                        66.02
-------------------------------------------------------------------------------------------------------------
          Total                      825                 $89,806,554.59                       100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
     Original Loan Amount         Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
   20,000.00 -  29,999.99                28                    $739,342.96                           0.82%
   30,000.00 -  39,999.99                62                   2,189,595.75                           2.44
   40,000.00 -  49,999.99                90                   4,003,824.55                           4.46
   50,000.00 -  59,999.99                49                   2,661,133.73                           2.96
   60,000.00 -  69,999.99                57                   3,672,444.70                           4.09
   70,000.00 -  79,999.99                70                   5,241,427.83                           5.84
   80,000.00 -  89,999.99                55                   4,581,308.85                           5.10
   90,000.00 -  99,999.99                48                   4,557,127.60                           5.07
  100,000.00 - 109,999.99                56                   5,814,438.05                           6.47
  110,000.00 - 119,999.99                31                   3,533,944.91                           3.94
  120,000.00 - 129,999.99                40                   4,948,673.77                           5.51
  130,000.00 - 139,999.99                33                   4,408,054.59                           4.91
  140,000.00 - 149,999.99                30                   4,305,275.02                           4.79
  150,000.00 - 159,999.99                31                   4,767,184.37                           5.31
  160,000.00 - 169,999.99                33                   5,402,224.99                           6.02
  170,000.00 - 179,999.99                11                   1,901,120.41                           2.12
  180,000.00 - 189,999.99                15                   2,763,077.15                           3.08
  190,000.00 - 199,999.99                 7                   1,348,233.51                           1.50
  200,000.00 - 209,999.99                11                   2,245,725.70                           2.50
  210,000.00 - 219,999.99                 4                     865,946.64                           0.96
  220,000.00 - 229,999.99                13                   2,911,718.35                           3.24
  230,000.00 - 239,999.99                 6                   1,418,826.01                           1.58
  240,000.00 - 249,999.99                 5                   1,227,907.36                           1.37
  250,000.00 - 259,999.99                 5                   1,281,689.62                           1.43
  260,000.00 - 269,999.99                 2                     536,385.38                           0.60
  270,000.00 - 279,999.99                 1                     275,160.67                           0.31
  280,000.00 - 289,999.99                 3                     852,858.34                           0.95
  300,000.00 - 309,999.99                 5                   1,521,064.33                           1.69
  310,000.00 - 319,999.99                 2                     621,671.00                           0.69
  340,000.00 - 349,999.99                 2                     686,723.99                           0.76
  350,000.00 - 359,999.99                 1                     350,000.00                           0.39
  370,000.00 - 379,999.99                 2                     748,561.20                           0.83
  380,000.00 - 389,999.99                 2                     776,805.75                           0.86
  390,000.00 - 399,999.99                 1                     390,178.21                           0.43
  400,000.00 - 409,999.99                 3                   1,214,500.00                           1.35
  420,000.00 - 429,999.99                 3                   1,269,835.10                           1.41
  430,000.00 - 439,999.99                 2                     865,550.52                           0.96
  450,000.00 - 459,999.99                 1                     449,691.88                           0.50
  470,000.00 - 479,999.99                 1                     477,671.17                           0.53
  480,000.00 - 489,999.99                 1                     487,106.87                           0.54
  490,000.00 - 499,999.99                 1                     493,730.16                           0.55
  Greater than or equal
    to         500,000.00                 2                     998,813.60                           1.11
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
INTEREST RATE DISTRIBUTION

          Range of                                        Aggregate Principal                % by Outstanding
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding                Principal Balanc
-------------------------------------------------------------------------------------------------------------
        7.01 -  8.00                    41                   $6,900,813.44                            7.68%
        8.01 -  9.00                   223                   26,790,964.66                           29.83
        9.01 - 10.00                   316                   32,905,681.40                           36.64
       10.01 - 11.00                   157                   15,183,486.85                           16.91
       11.01 - 12.00                    62                    5,617,421.19                            6.26
       12.01 - 13.00                    20                    1,880,427.40                            2.09
       13.01 - 14.00                     6                      527,759.65                            0.59
-------------------------------------------------------------------------------------------------------------
          Total                        825                  $89,806,554.59                          100.00%


=============================================================================================================
REMAINING MONTHS TO MATURITY

     Range of Remaining                                   Aggregate Principal                % by Outstanding
     Months to Maturity          Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
         151 - 180                       3                     $158,773.10                           0.18%
         331 - 360                     822                   89,647,781.49                          99.82
-------------------------------------------------------------------------------------------------------------
          Total                        825                  $89,806,554.59                         100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
LIEN POSITION

                                                          Aggregate Principal                % by Outstanding
            Lien                 Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
            First                      825                  $89,806,554.59                       100.00%
-------------------------------------------------------------------------------------------------------------
           Total                       825                  $89,806,554.59                       100.00%


=============================================================================================================
COMBINED LOAN-TO-VALUE RATIO

     Range of Combined                                    Aggregate Principal                % by Outstanding
    Loan-to-Value Ratios         Number of Loans          Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
       15.01 -  20.00                     1                      $34,792.54                           0.04%
       20.01 -  25.00                     1                       47,752.36                           0.05
       25.01 -  30.00                     4                      181,918.81                           0.20
       30.01 -  35.00                     3                      115,900.59                           0.13
       35.01 -  40.00                     7                      346,347.48                           0.39
       40.01 -  45.00                     2                       78,105.76                           0.09
       45.01 -  50.00                     6                      303,832.50                           0.34
       50.01 -  55.00                    11                      731,352.81                           0.81
       55.01 -  60.00                    19                    1,289,805.67                           1.44
       60.01 -  65.00                    13                    1,392,262.39                           1.55
       65.01 -  70.00                    57                    6,531,862.68                           7.27
       70.01 -  75.00                    67                    6,909,241.92                           7.69
       75.01 -  80.00                   185                   17,568,170.04                          19.56
       80.01 -  85.00                    67                    6,943,588.25                           7.73
       85.01 -  90.00                   115                   13,206,620.00                          14.71
       90.01 -  95.00                   195                   23,982,265.25                          26.70
       95.01 - 100.00                    72                   10,142,735.54                          11.29
-------------------------------------------------------------------------------------------------------------
          Total                         825                  $89,806,554.59                         100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
MAXIMUM RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Maximum Rate             Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
       8.001 -  8.250                     1                    $179,083.82                           0.20%
       8.751 -  9.000                     1                     247,030.10                           0.28
      10.751 - 11.000                     1                     126,178.15                           0.14
      11.251 - 11.500                     1                      77,844.91                           0.09
      11.501 - 11.750                     2                     115,764.33                           0.13
      12.001 - 12.250                     1                     152,675.66                           0.17
      12.751 - 13.000                     1                      38,238.34                           0.04
      13.001 - 13.250                     2                     271,180.54                           0.30
      13.251 - 13.500                     5                     597,638.27                           0.67
      13.501 - 13.750                    11                   1,599,363.55                           1.78
      13.751 - 14.000                    17                   3,204,430.61                           3.57
      14.001 - 14.250                    20                   2,637,326.00                           2.94
      14.251 - 14.500                    39                   4,724,660.92                           5.26
      14.501 - 14.750                    55                   6,754,918.94                           7.52
      14.751 - 15.000                    95                  10,563,486.69                          11.76
      15.001 - 15.250                    72                   7,478,677.97                           8.33
      15.251 - 15.500                    75                   7,665,023.43                           8.54
      15.501 - 15.750                    83                   9,746,044.02                          10.85
      15.751 - 16.000                    80                   7,783,948.21                           8.67
      16.001 - 16.250                    34                   3,525,249.35                           3.93
      16.251 - 16.500                    49                   5,579,827.48                           6.21
      16.501 - 16.750                    49                   4,393,843.09                           4.89
      16.751 - 17.000                    36                   3,431,596.55                           3.82
      17.001 - 17.250                    25                   2,414,965.15                           2.69
      17.251 - 17.500                    18                   1,779,115.10                           1.98
      17.501 - 17.750                    10                     843,625.20                           0.94
      17.751 - 18.000                    16                   1,699,262.23                           1.89
      18.001 - 18.250                     8                     417,610.06                           0.47
      18.251 - 18.500                     3                     231,880.26                           0.26
      18.501 - 18.750                     8                     970,860.00                           1.08
      18.751 - 19.000                     1                      27,446.01                           0.03
      19.001 - 19.250                     1                      41,136.32                           0.05
      19.251 - 19.500                     3                     418,907.36                           0.47
      19.501 - 19.750                     2                      67,715.97                           0.08
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
FLOOR RATE DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
          Floor Rate              Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
      7.001 -  7.250                      2                    $271,180.54                           0.30%
      7.251 -  7.500                      9                   1,497,432.60                           1.67
      7.501 -  7.750                     13                   1,951,657.50                           2.17
      7.751 -  8.000                     19                   3,470,108.76                           3.86
      8.001 -  8.250                     24                   3,614,543.44                           4.02
      8.251 -  8.500                     39                   4,617,004.93                           5.14
      8.501 -  8.750                     60                   7,171,612.45                           7.99
      8.751 -  9.000                    102                  11,750,094.80                          13.08
      9.001 -  9.250                     72                   7,139,171.50                           7.95
      9.251 -  9.500                     79                   7,935,968.97                           8.84
      9.501 -  9.750                     81                   9,358,456.03                          10.42
      9.751 - 10.000                     80                   7,820,227.98                           8.71
     10.001 - 10.250                     35                   3,788,252.57                           4.22
     10.251 - 10.500                     44                   4,879,982.63                           5.43
     10.501 - 10.750                     47                   4,094,647.51                           4.56
     10.751 - 11.000                     31                   2,420,604.14                           2.70
     11.001 - 11.250                     23                   2,077,830.74                           2.31
     11.251 - 11.500                     18                   1,779,115.10                           1.98
     11.501 - 11.750                      9                     776,248.44                           0.86
     11.751 - 12.000                     12                     984,226.91                           1.10
     12.001 - 12.250                      9                     718,525.83                           0.80
     12.251 - 12.500                      3                     231,880.26                           0.26
     12.501 - 12.750                      7                     902,575.30                           1.01
     12.751 - 13.000                      1                      27,446.01                           0.03
     13.001 - 13.250                      1                      41,136.32                           0.05
     13.251 - 13.500                      3                     418,907.36                           0.47
     13.501 - 13.750                      2                      67,715.97                           0.08
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                         100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
MARGIN DISTRIBUTION

           Range of                                       Aggregate Principal                % by Outstanding
         Margin Rate              Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
    Less than or
      equal to 0.000                      2                     $162,574.60                       0.18%
       0.751 -  1.000                     1                      142,206.68                       0.16
       2.751 -  3.000                     2                      102,363.59                       0.11
       3.001 -  3.250                     1                       44,494.55                       0.05
       3.251 -  3.500                     1                      151,734.38                       0.17
       3.501 -  3.750                     2                      193,028.83                       0.21
       3.751 -  4.000                     3                      214,166.90                       0.24
       4.001 -  4.250                     5                      209,665.37                       0.23
       4.251 -  4.500                    10                      814,480.60                       0.91
       4.501 -  4.750                    16                    1,252,559.31                       1.39
       4.751 -  5.000                    19                    2,468,004.91                       2.75
       5.001 -  5.250                    28                    2,118,856.33                       2.36
       5.251 -  5.500                    36                    4,809,998.51                       5.36
       5.501 -  5.750                    32                    3,074,587.95                       3.42
       5.751 -  6.000                    26                    2,090,474.31                       2.33
       6.001 -  6.250                    25                    2,586,293.67                       2.88
       6.251 -  6.500                    32                    3,583,641.68                       3.99
       6.501 -  6.750                    26                    3,212,077.11                       3.58
       6.751 -  7.000                    38                    3,950,612.98                       4.40
       7.001 -  7.250                    33                    3,218,014.32                       3.58
       7.251 -  7.500                    62                    7,280,584.94                       8.11
       7.501 -  7.750                    65                    7,116,965.95                       7.92
       7.751 -  8.000                    57                    6,279,056.01                       6.99
       8.001 -  8.250                    46                    4,815,244.09                       5.36
       8.251 -  8.500                    66                    7,300,843.45                       8.13
       8.501 -  8.750                    47                    5,489,758.29                       6.11
       8.751 -  9.000                    38                    4,472,040.11                       4.98
       9.001 -  9.250                    19                    2,199,831.60                       2.45
       9.251 -  9.500                    20                    2,208,716.93                       2.46
       9.501 -  9.750                    12                    1,513,736.98                       1.69
       9.751 - 10.000                    16                    1,922,843.38                       2.14
   Greater than or equal
      to      10.001                     39                    4,807,096.28                       5.35
-------------------------------------------------------------------------------------------------------------
          Total                         825                  $89,806,554.59                     100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

=============================================================================================================
NEXT RATE ADJUSTMENT DATE

                                                          Aggregate Principal                % by Outstanding
  Next Rate Adjustment Date       Number of Loans         Balance Outstanding               Principal Balance
-------------------------------------------------------------------------------------------------------------
             Jun-02                       1                     $49,330.91                        0.05%
             Oct-02                       3                     233,749.22                        0.26
             Dec-02                       1                     161,308.31                        0.18
             Mar-03                       1                     301,887.59                        0.34
             Apr-03                     137                  11,560,186.85                       12.87
             May-03                      62                   2,673,567.72                        2.98
             Jul-03                       1                      47,797.39                        0.05
             Aug-03                       5                     558,966.74                        0.62
             Sep-03                       2                     377,620.32                        0.42
             Oct-03                       6                   1,039,062.44                        1.16
             Nov-03                      30                   3,725,567.43                        4.15
             Dec-03                      41                   6,240,596.52                        6.95
             Jan-04                      49                   5,919,111.82                        6.59
             Feb-04                      56                   6,509,830.43                        7.25
             Mar-04                      70                   8,015,968.00                        8.93
             Apr-04                     163                  19,065,587.56                       21.23
             May-04                     184                  21,764,805.65                       24.24
             Jul-04                       1                     189,346.79                        0.21
             Nov-04                       3                     299,199.15                        0.33
             Dec-04                       4                     319,668.98                        0.36
             Jan-05                       3                     560,474.69                        0.62
             Feb-05                       1                      62,920.08                        0.07
             Apr-05                       1                     130,000.00                        0.14
-------------------------------------------------------------------------------------------------------------
          Total                         825                 $89,806,554.59                      100.00%


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES

GROUP I: FIXED RATE POOL

                   ------------------    ------------------    -----------------    ------------------    -----------------
                         75% PPC              100% PPC             125% PPC              150% PPC              175% PPC
                      WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity          WAL/Maturity
                   ------------------    ------------------    -----------------    ------------------    -----------------
To Call
AF-1                1.45      06/2005     1.16      10/2004     0.99     05/2004     0.86      02/2004     0.77     12/2003
AF-2                3.22      01/2006     2.49      03/2005     2.04     09/2004     1.73      05/2004     1.51     02/2004
AF-3                4.95      12/2009     3.79      03/2008     3.02     01/2007     2.37      06/2005     2.04     01/2005
AF-4                10.35     03/2014     7.88      05/2011     6.28     07/2009     5.09      04/2008     3.72     05/2007
MF-1                8.41      03/2014     6.41      05/2011     5.17     07/2009     4.59      04/2008     4.51     05/2007
MF-2                8.41      03/2014     6.41      05/2011     5.15     07/2009     4.45      04/2008     4.10     05/2007
BF-1                8.41      03/2014     6.41      05/2011     5.14     07/2009     4.39      04/2008     3.94     05/2007
BF-2                0.96      10/2003     0.98      10/2003     1.01     11/2003     1.05      12/2003     1.09     01/2004

To Maturity
AF-1                1.45      06/2005     1.16      10/2004     0.99     05/2004     0.86      02/2004     0.77     12/2003
AF-2                3.22      01/2006     2.49      03/2005     2.04     09/2004     1.73      05/2004     1.51     02/2004
AF-3                4.95      12/2009     3.79      03/2008     3.02     01/2007     2.37      06/2005     2.04     01/2005
AF-4                12.33     11/2027     9.56      06/2023     7.69     09/2019     6.28      11/2016     4.74     09/2014
MF-1                9.51      06/2025     7.34      12/2020     5.96     07/2017     5.25      01/2015     5.08     02/2013
MF-2                9.46      01/2024     7.29      09/2019     5.90     06/2016     5.08      02/2014     4.64     04/2012
BF-1                9.35      01/2022     7.20      01/2018     5.81     01/2015     4.95      11/2012     4.42     04/2011
BF-2                0.96      10/2003     0.98      10/2003     1.01     11/2003     1.05      12/2003     1.09     01/2004


GROUP II: ADJUSTABLE RATE POOL

                   ------------------    ------------------    -----------------    ------------------    -----------------
                         18 CPR                24 CPR               30 CPR               36 CPR                 42 CPR
                      WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity
                   ------------------    ------------------    -----------------    ------------------    -----------------
To Call
AV-1                3.46      03/2014     2.54      05/2011     1.88     07/2009     1.31      04/2008     1.03     03/2005
MV-1                7.34      03/2014     5.56      05/2011     4.94     07/2009     5.30      04/2008     4.61     05/2007
MV-2                7.33      03/2014     5.51      05/2011     4.66     07/2009     4.39      04/2008     3.95     05/2007
BV-1                7.33      03/2014     5.49      05/2011     4.54     07/2009     4.07      04/2008     3.56     05/2007
BV-2                7.31      03/2014     5.46      05/2011     4.46     07/2009     3.91      04/2008     3.37     05/2007

To Maturity
AV-1                3.70      09/2025     2.71      08/2020     2.00     11/2016     1.40      02/2014     1.03     03/2005
MV-1                7.98      12/2022     6.03      02/2018     5.29     10/2014     5.70      06/2012     5.64     02/2012
MV-2                7.92      07/2021     5.93      12/2016     4.97     10/2013     4.62      08/2011     4.13     01/2010
BV-1                7.80      07/2019     5.82      04/2015     4.78     07/2012     4.24      08/2010     3.68     03/2009
BV-2                7.48      11/2016     5.56      03/2013     4.52     11/2010     3.95      03/2009     3.39     01/2008


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

The following are the assumed characteristics of the Initial and Additional Loans as of the Cut-off Date.

                                              INITIAL LOANS (FIXED)
------------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
------------------------------------------------------------------------------------------------------------------
     1              $434,456.08              60                60                   58                11.26%
     2            13,479,666.14             178               178                  177                11.86
     3            26,448,040.75             239               239                  238                12.83
     4            14,317,367.26             300               300                  299                13.02
     5           119,991,766.03             360               360                  359                11.94
     6             4,493,410.21             115               115                  114                11.79
     7               160,395.89             180               360                  151                12.26
------------------------------------------------------------------------------------------------------------------
   Total        $179,325,102.36             317               317                  316                12.15%
------------------------------------------------------------------------------------------------------------------


                                        ASSUMED ADDITIONAL LOANS (FIXED)
------------------------------------------------------------------------------------------------------------------

              Aggregate Principal       Wtd. Avg.           Wtd. Avg.            Wtd. Avg.          Wtd. Avg.
  Pool ID     Balance Outstanding     Original Term     Amortization Term     Remaining Term      Contract Rate
------------------------------------------------------------------------------------------------------------------
     1             $171,226.11             58                  58                   58                11.22%
     2            5,312,552.52            177                 177                  177                11.81
     3           10,423,596.85            238                 238                  238                12.78
     4            5,642,703.96            299                 299                  299                12.97
     5           47,290,678.61            359                 359                  359                11.89
     6            1,770,925.00            114                 114                  114                11.74
     7               63,214.59            151                 360                  151                12.21
------------------------------------------------------------------------------------------------------------------
   Total        $70,674,897.64            317                 317                  317                12.10%
------------------------------------------------------------------------------------------------------------------

                                         ASSUMED SUBSEQUENT LOANS (FIXED)
-------------------------------------------------------------------------------------------------------------------

               Aggregate Principal       Wtd. Avg.            Wtd. Avg.           Wtd. Avg.          Wtd. Avg.
  Pool ID      Balance Outstanding     Original Term      Amortization Term     Remaining Term     Contract Rate
-------------------------------------------------------------------------------------------------------------------
     1              $60,568.22               58                  58                  58              11.18%
     2            1,879,221.87              177                 177                 177              11.76
     3            3,687,163.76              238                 238                 238              12.73
     4            1,996,007.12              299                 299                 299              12.92
     5           16,728,244.46              359                 359                 359              11.84
     6              626,433.52              114                 114                 114              11.69
     7               22,361.05              151                 360                 151              12.16
-------------------------------------------------------------------------------------------------------------------
   Total        $25,000,000.00              317                 317                 317              12.05%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                       INITIAL LOANS (ARM)
-----------------------------------------------------------------------------------------------------------------------------------
            Aggregate        Wtd. Avg.    Wtd. Avg.    Wtd. Avg.   Wtd. Avg.    Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
            Principal
 Pool        Balance          Original     Amort.      Remaining   Contract     Max Rate    Floor Rate   Gross Margin  Next Rate
  ID       Outstanding          Term        Term          Term       Rate                                                 Adj.
-----------------------------------------------------------------------------------------------------------------------------------
   1         $49,330.91          360        360           340       12.70%        18.70%       12.70%         6.40%         1
   2         233,749.22          360        360           347       10.11         16.11        10.11          6.88          5
   3         161,308.31          360        360           355        8.55         14.55         8.55          4.55          7
   4         301,887.59          360        360           347        9.55         15.55         9.55          4.78         10
   5      11,560,186.85          358        358           346        9.84         15.80         9.84          5.51         11
   6       2,673,567.72          357        357           346       10.28         16.28        10.28          5.75         12
   7          47,797.39          360        360           351        9.85         15.85         9.85          4.65         14
   8         558,966.74          360        360           352        9.50         15.69         9.50          5.15         15
   9         377,620.32          360        360           353        9.40         11.82         9.40          6.62         16
  10       1,039,062.44          360        360           354        9.55         15.68         9.55          6.09         17
  11       3,725,567.43          360        360           355        8.98         15.27         8.98          6.64         18
  12       6,240,596.52          360        360           355        9.10         15.09         9.07          7.16         19
  13       5,919,111.82          360        360           356        8.98         15.14         8.96          7.19         20
  14       6,509,830.43          360        360           357        9.00         15.19         8.98          7.79         21
  15       8,015,968.00          360        360           358        9.57         15.67         9.54          8.38         22
  16      19,065,587.56          360        360           359        9.43         15.43         9.39          7.94         23
  17      21,764,805.65          360        360           360        9.76         15.76         9.76          8.59         24
  18         189,346.79          360        360           351       10.85         17.85        10.85          7.26         26
  19         299,199.15          360        360           359        9.00         15.00         9.00          7.34         30
  20         319,668.98          360        360           356       10.73         16.73        10.73          7.80         31
  21         560,474.69          360        360           357        8.65         15.34         8.65          5.86         32
  22          62,920.08          360        360           357       10.25         16.25        10.25          7.75         33
  23         130,000.00          360        360           360        9.13         15.13         9.13          7.13         35
-----------------------------------------------------------------------------------------------------------------------------------
 Total   $89,806,554.59          360        360           356        9.51%        15.54%        9.49%         7.51%        20
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                     ASSUMED ADDITIONAL LOANS (ARM)
-----------------------------------------------------------------------------------------------------------------------------------
            Aggregate        Wtd. Avg.    Wtd. Avg.    Wtd. Avg.   Wtd. Avg.    Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
            Principal
 Pool        Balance          Original     Amort.      Remaining   Contract     Max Rate    Floor Rate   Gross Margin  Next Rate
  ID       Outstanding          Term        Term          Term       Rate                                                 Adj.
-----------------------------------------------------------------------------------------------------------------------------------
   1         $46,796.91        340          340           340       12.06%        18.70%      12.06%          6.40%         2
   2         221,742.18        347          347           347        9.60         16.11        9.60           6.88          6
   3         153,022.36        355          355           355        8.12         14.55        8.12           4.55          8
   4         286,380.48        347          347           347        9.07         15.55        9.07           4.78         11
   5      10,966,372.69        346          346           346        9.34         15.80        9.34           5.51         12
   6       2,536,234.09        346          346           346        9.76         16.28        9.76           5.75         13
   7          45,342.17        351          351           351        9.35         15.85        9.35           4.65         15
   8         530,254.20        352          352           352        9.02         15.69        9.02           5.15         16
   9         358,223.03        353          353           353        8.93         11.82        8.93           6.62         17
  10         985,688.74        354          354           354        9.07         15.68        9.07           6.09         18
  11       3,534,195.55        355          355           355        8.53         15.27        8.53           6.64         19
  12       5,920,034.69        355          355           355        8.64         15.09        8.64           7.16         20
  13       5,615,063.76        356          356           356        8.53         15.14        8.53           7.19         21
  14       6,175,438.82        357          357           357        8.55         15.19        8.55           7.79         22
  15       7,604,210.35        358          358           358        9.09         15.67        9.09           8.38         23
  16      18,086,242.15        359          359           359        8.95         15.43        8.95           7.94         24
  17      20,646,809.03        360          360           360        9.27         15.76        9.27           8.59         25
  18         179,620.58        351          351           351       10.30         17.85       10.30           7.26         27
  19         283,830.13        359          359           359        8.55         15.00        8.55           7.34         31
  20         303,248.49        356          356           356       10.19         16.73       10.19           7.80         32
  21         531,684.69        357          357           357        8.21         15.34        8.21           5.86         33
  22          59,688.05        357          357           357        9.73         16.25        9.73           7.75         34
  23        $123,322.27        360          360           360        8.67         15.13        8.67           7.13         36
-----------------------------------------------------------------------------------------------------------------------------------
 Total   $85,193,445.41        356          356           356        9.02%        15.54%       9.02%          7.51%        21
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                     ASSUMED SUBSEQUENT LOANS (ARM)
-----------------------------------------------------------------------------------------------------------------------------------
            Aggregate        Wtd. Avg.    Wtd. Avg.    Wtd. Avg.   Wtd. Avg.    Wtd. Avg.    Wtd. Avg.     Wtd. Avg.    Wtd. Avg.
            Principal
 Pool        Balance          Original     Amort.      Remaining   Contract     Max Rate    Floor Rate   Gross Margin  Next Rate
  ID       Outstanding          Term        Term          Term       Rate                                                 Adj.
-----------------------------------------------------------------------------------------------------------------------------------
   1         $13,732.54        340          340           340       11.45%        18.70%      11.45%          6.40%         2
   2          65,070.20        347          347           347        9.12         16.11        9.12           6.88          6
   3          44,904.38        355          355           355        7.71         14.55        7.71           4.55          8
   4          84,038.30        347          347           347        8.61         15.55        8.61           4.78         11
   5       3,218,079.93        346          346           346        8.87         15.80        8.87           5.51         12
   6         744,257.40        346          346           346        9.27         16.28        9.27           5.75         13
   7          13,305.65        351          351           351        8.88         15.85        8.88           4.65         15
   8         155,602.99        352          352           352        8.57         15.69        8.57           5.15         16
   9         105,120.48        353          353           353        8.48         11.82        8.48           6.62         17
  10         289,250.17        354          354           354        8.61         15.68        8.61           6.09         18
  11       1,037,109.00        355          355           355        8.10         15.27        8.10           6.64         19
  12       1,737,233.03        355          355           355        8.20         15.09        8.20           7.16         20
  13       1,647,739.37        356          356           356        8.10         15.14        8.10           7.19         21
  14       1,812,181.32        357          357           357        8.12         15.19        8.12           7.79         22
  15       2,231,454.05        358          358           358        8.63         15.67        8.63           8.38         23
  16       5,307,404.24        359          359           359        8.50         15.43        8.50           7.94         24
  17       6,058,802.10        360          360           360        8.80         15.76        8.80           8.59         25
  18          52,709.62        351          351           351        9.78         17.85        9.78           7.26         27
  19          83,289.90        359          359           359        8.12         15.00        8.12           7.34         31
  20          88,988.21        356          356           356        9.68         16.73        9.68           7.80         32
  21         156,022.77        357          357           357        7.80         15.34        7.80           5.86         33
  22          17,515.45        357          357           357        9.24         16.25        9.24           7.75         34
  23          36,188.90        360          360           360        8.23         15.13        8.23           7.13         36
-----------------------------------------------------------------------------------------------------------------------------------
 Total   $25,000,000.00        356          356           356        8.57%        15.53%       8.57%          7.51%        21
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                         ADJUSTABLE RATE EFFECTIVE NET FUNDS CAP RATE (1)

           Scenario I  Scenario I  Scenario II  Scenario II              Scenario I  Scenario I  Scenario II  Scenario II
            Effective  Spread to    Effective   Spread to                Effective    Spread to   Effective    Spread to
             Net Cap   1 month       Net Cap     1 month                  Net Cap     1 month      Net Cap      1 month
  Date        Rate      Libor         Rate        Libor          Date      Rate        Libor         Rate        Libor
 --------  ----------  ----------  -----------  -----------    --------  ----------  ----------  -----------  -----------
  8/15/02     6.44%      4.60%        6.44%       4.60%         3/15/06    9.35%        7.51%       12.60%       6.89%
  9/15/02     5.17%      3.32%        5.17%       3.24%         4/15/06    9.35%        7.51%       12.61%       6.91%
 10/15/02     5.06%      3.21%        5.06%       3.13%         5/15/06    9.35%        7.51%       12.62%       6.91%
 11/15/02     5.48%      3.64%        5.48%       3.35%         6/15/06    9.35%        7.51%       12.66%       6.94%
 12/15/02     5.38%      3.54%        5.38%       3.07%         7/15/06    9.35%        7.51%       12.72%       6.99%
  1/15/03     5.28%      3.44%        5.31%       3.00%         8/15/06    9.35%        7.51%       12.74%       6.84%
  2/15/03     5.76%      3.92%        5.76%       3.12%         9/15/06    9.35%        7.51%       12.75%       6.77%
  3/15/03     5.67%      3.83%        5.86%       2.99%        10/15/06    9.35%        7.51%       12.77%       6.78%
  4/15/03     5.58%      3.74%        5.87%       3.00%        11/15/06    9.35%        7.51%       12.78%       6.78%
  5/15/03     6.05%      4.20%        6.21%       3.00%        12/15/06    9.35%        7.51%       12.83%       6.81%
  6/15/03     5.97%      4.12%        6.44%       3.00%         1/15/07    9.35%        7.51%       12.87%       6.84%
  7/15/03     5.88%      4.04%        6.44%       3.00%         2/15/07    9.35%        7.51%       12.89%       6.85%
  8/15/03     6.24%      4.39%        6.75%       3.00%         3/15/07    9.35%        7.51%       12.90%       6.85%
  9/15/03     6.16%      4.32%        6.98%       3.00%         4/15/07    9.35%        7.51%       12.90%       6.84%
 10/15/03     6.08%      4.24%        6.98%       3.00%         5/15/07    9.35%        7.51%       12.91%       6.84%
 11/15/03     6.39%      4.54%        7.20%       2.99%         6/15/07    9.35%        7.51%       12.94%       6.86%
 12/15/03     6.32%      4.47%        7.37%       3.00%         7/15/07    9.35%        7.51%       12.98%       6.88%
  1/15/04     6.24%      4.40%        7.37%       3.00%         8/15/07    9.35%        7.51%       12.99%       6.88%
  2/15/04     6.60%      4.75%        7.56%       3.00%         9/15/07    9.35%        7.51%       13.00%       6.88%
  3/15/04     6.56%      4.71%        7.67%       3.00%        10/15/07    9.35%        7.51%       13.01%       6.87%
  4/15/04     6.55%      4.71%        7.66%       3.00%        11/15/07    9.35%        7.51%       13.02%       6.87%
  5/15/04     6.91%      5.07%        7.78%       3.00%        12/15/07    9.35%        7.51%       13.05%       6.88%
  6/15/04     6.97%      5.12%        7.83%       2.99%         1/15/08    9.35%        7.51%       13.08%       6.90%
  7/15/04     7.13%      5.29%        8.15%       3.31%         2/15/08    9.35%        7.51%       13.10%       6.91%
  8/15/04     7.57%      5.73%        8.70%       3.76%         3/15/08    9.35%        7.51%       13.10%       6.90%
  9/15/04     7.52%      5.67%        8.75%       3.75%         4/15/08    9.35%        7.51%       13.11%       6.90%
 10/15/04     7.46%      5.62%        8.81%       3.81%         5/15/08    9.35%        7.51%       13.12%       6.89%
 11/15/04     7.68%      5.84%        9.17%       4.08%         6/15/08    9.35%        7.51%       13.14%       6.90%
 12/15/04     7.63%      5.78%        9.47%       4.32%         7/15/08    9.35%        7.51%       13.17%       6.92%
  1/15/05     7.58%      5.73%        9.91%       4.77%         8/15/08    9.35%        7.51%       13.18%       6.92%
  2/15/05     7.83%      5.98%       10.32%       5.07%         9/15/08    9.35%        7.51%       13.18%       6.91%
  3/15/05     7.78%      5.94%       10.33%       5.02%        10/15/08    9.35%        7.51%       13.19%       6.91%
  4/15/05     7.73%      5.89%       10.36%       5.05%        11/15/08    9.35%        7.51%       13.19%       6.91%
  5/15/05     8.02%      6.17%       10.72%       5.37%        12/15/08    9.35%        7.51%       13.21%       6.91%
  6/15/05     7.97%      6.13%       10.78%       5.40%         1/15/09    9.35%        7.51%       13.22%       6.92%
  7/15/05     7.93%      6.09%       10.86%       5.49%         2/15/09    9.35%        7.51%       13.23%       6.92%
  8/15/05     8.07%      6.23%       11.11%       5.66%         3/15/09    9.35%        7.51%       13.23%       6.92%
  9/15/05     8.03%      6.19%       11.09%       5.61%         4/15/09    9.35%        7.51%       13.24%       6.91%
 10/15/05     7.99%      6.15%       11.07%       5.59%         5/15/09    9.35%        7.51%       13.24%       6.91%
 11/15/05     9.35%      7.51%       12.45%       6.92%         6/15/09    9.35%        7.51%       13.25%       6.92%
 12/15/05     9.35%      7.51%       12.50%       6.92%         7/15/09    9.35%        7.51%       13.27%       6.93%
  1/15/06     9.35%      7.51%       12.56%       6.98%         8/15/09    9.35%        7.51%       13.27%       6.93%
  2/15/06     9.35%      7.51%       12.58%       6.94%         9/15/09    9.35%        7.51%       13.28%       6.92%

Scenario I is achieved assuming 6 month LIBOR stays constant at 1.97% and 1 month LIBOR stays constant at 1.84%; run at the pricing speed to call

Scenario II is achieved assuming a 6 month forward LIBOR curve and 1 month forward LIBOR curve; run at the pricing speed to call

(1) Calculated as the sum of the Adjusted Available funds cap and benefit given due to Yield Maintenance Agreement


--------------------------------------------------------------------------------
Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.